Exhibit 10.5 Agreements and notes in connection with the financing of Lee and associates

                             NOTE PURCHASE AGREEMENT

      This NOTE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of May 25, 2004 by and among Amplidyne, Inc., a Delaware corporation (the "Company"), and the party executing this Agreement (such party hereinafter individually referred to as an "Investor").

                                 R E C I T A L S

      A. The Company requires an aggregate of $500,000 in funding (referred to herein as the "Bridge Amount").

      B. The Investor is willing to advance a portion of the Bridge Amount in exchange for the issuance of a certain convertible promissory notes evidencing such advance.

      NOW THEREFORE, the parties hereby agree as follows:

      1. PURCHASE AND SALE OF NOTES.

            1.1 First Note Purchase. The undersigned Investor agrees to purchase from the Company, on or before May 25, 2004, a Convertible Promissory Note in the form attached to this Agreement as Exhibit A ("Note") in the aggregate principal face amount of $150,000. This Agreement shall be effective as between a given Investor and the Company upon the execution and delivery hereof by such Investor and the Company. Simultaneously with the issuance of the Note, the Investor shall deliver or wire transfer immediately available funds of $150,000 as directed by the Company.

            1.2 Second Note Purchase. The undersigned Investor agrees to purchase from the Company, on or before May 30, 2004, a Convertible Promissory
Note in the form attached to this Agreement as Exhibit A ("Note") in the aggregate principal face amount of $50,000 (the "Second Note"). This Agreement shall be effective as between the Investor and the Company upon the execution and delivery hereof by such Investor and the Company. Simultaneously with the issuance of the Second Note, the Investor shall deliver or wire transfer immediately available funds of $50,000 as directed by the Company.

            1.3 Third Note Purchase. The undersigned Investor agrees to purchase from the Company, between May 30 and October 31, 2004, one or more Convertible Promissory Notes in the form attached to this Agreement as Exhibit A ("Note") in the aggregate principal face amount of $300,000. This Agreement shall be effective as between a given Investor and the Company upon the execution and delivery hereof by such Investor and the Company. Simultaneously with the issuance of the Note, the Investor shall deliver or wire transfer immediately available funds of $300,000 as directed by the Company.

      2. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS. The Investor hereby represents and warrants to, and agrees with, the Company, that:

            2.1 Authorization. This Agreement constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor represents that he has full power and authority to enter into this Agreement.

            3.2 Purchase for Own Account. The Notes and the shares of the Company's capital stock issuable upon the conversion of the Notes (the "Conversion Stock" or the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

            3.3 Disclosure of Information. The Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and the Securities. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access.

            3.4 Investment Experience. Such Investor understands that the purchase of the Securities involves substantial risk. Such Investor (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment in the Securities and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

            3.5 Accredited Investor Status. Such Investor is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

            3.6 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Investor understands that the Company is under no obligation to register any of the securities sold hereunder.

            3.7 No Solicitation. At no time was the Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

            3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

                  (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) such Investor shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Securities in compliance with Rule 144 or Rule 144A; (ii) for any transfer of any Securities by an Investor that is a partnership or a corporation to (A) a partner of such partnership or shareholder of such corporation, (B) a retired partner of such partnership who retires after the date hereof, (C) the estate of any such partner or shareholder; or (iii) for the transfer by gift, will or intestate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 3 to the same extent as if the transferee were an original Investor hereunder.

            3.9 Legends. Such Investor understands and agrees that the certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company's Certificate of Incorporation or Bylaws, or by any agreement between the Company and such Investor:

                  (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the 1933 Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

      4. MISCELLANEOUS.

            4.1 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of New Jersey without reference to principles of conflict of laws or choice of laws.

            4.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            4.3 Notices. All notices and other communications required or permitted hereunder shall be in writing and may be delivered in person or by facsimile with confirmation of delivery, electronic mail, or courier, postage prepaid and addressed (a) if to the Investor, at c/o TEK Ltd. 5 Dey Street, Piscataway, NJ 08854-4705, or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, at 59 LaGrange Street, Raritan, NJ 08869, ATTN: Dave Bains, or at such other address as the Company shall have furnished to the Holder. Each such notice or other communication shall, for all purposes of this Note, be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

            4.4 Amendments and Waivers. Any term of this Agreement and the Notes may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes representing at least a majority of the aggregate principal amount of the Notes at the time outstanding. Any amendment or waiver effected in accordance with this Section 4.4 shall be binding upon each holder of any Notes at the time outstanding, each future holder of such securities, and the Company.

            4.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

            4.6 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements with respect to such matters. This Agreement may be signed in one counterpart or several, and if more than one, then all counterparts, taken together, shall constitute the original.

            4.7 Other Agreements.Devendar Bains and Tarlochan Bains agree to devote their full business time and attention to the business of the Company for eight (8) years from the date hereof. In the event that either Devendar Bains or Tarlochan Bains must leave the employ of the Company for any reason, each agrees that, if requested by the Board of Directors of the Company, he will use his best efforts to find a qualified replacement for himself acceptable to the Board of Directors, and that he will not engage in a business competitive with the Company for a period of eight (8) years. Company Agrees to resolve open matters with its Transfer Agent and to reinstate its corporate charter in Delaware within four (4) weeks from the date hereof.

The Investor fully understands that the Note and the Securities are speculative investments which involve a high degree of risk and possible loss of his entire investment. He fully understands the nature of the risks involved in purchasing the Note and the Securities and he is qualified by my knowledge and experience to evaluate investments of this type. He has carefully considered the potential risks relating to the Company and purchase of the Note and the Securities. His advisors and he have had the opportunity to ask questions of, and receive answers from, representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company. His advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, he has independently evaluated the risks of purchasing the Note and the Securities. The Investor further understands that if the Company does not raise the entire $500,000 contemplated in this Agreement, that there is no guarantee that the Company will survive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

              COMPANY                                   INVESTOR

AMPLIDYNE, INC.                           Name: John Lee

By:                                       By:
   --------------------------------          --------------------------------

Name:                                     Name:
                                                -----------------------------
Title:                                    Title:
      -----------------------------              ----------------------------


-----------------------------------       -----------------------------------
Davendar Bains, as to Section 4.7         Tarlochan Bains, as to Section 4.7

      THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                              ---------------------
                           CONVERTIBLE PROMISSORY NOTE
                                  (FIRST NOTE)

                                                             Raritan, New Jersey
$150,000                                                         May 25, 2004
Principal

For value received, Amplidyne, Inc. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to the order of John Lee or holder (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of One Hundred Fifty Thousand and no/100 Dollars exactly ($150,000.00), without interest.

      a. The principal of this Note is due and payable immediately upon written demand for such payment; provided, however, that a demand cannot be made prior to December 31, 2004, unless the Company is in default of the Note Purchase Agreement between the Holder and the Company. This Note may be prepaid without penalty or premium, in whole or in part, at any time.

      b. Upon payment in full of all principal payable hereunder, this Note shall be surrendered to Company for cancellation.

2.    Conversion.

      a. Conversion. The outstanding principal balance of this Note shall be converted into Series C Convertible Preferred Stock ("Securities") representing Twenty-Four percent (24%) of the issued and outstanding capital stock of the Company at such time as the Company's charter is reinstated in Delaware, and its shareholders approve this transaction and an increase in the Company's authorized common stock to at least 70,675,000 shares.

      b. Mechanics of Conversion. Upon the conversion of this Note, the outstanding principal and interest payable hereunder shall be converted automatically without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the shares of the securities issuable upon conversion unless such Notes are either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver at such office to such holder of such Note, a certificate or certificates for the number of Securities to which the Holder shall be entitled. The person or persons entitled to receive the Securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date.

3. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

4. Notices. All notices and other communications required or permitted hereunder shall be in writing and may be delivered in person or by facsimile with confirmation of delivery, electronic mail, or courier, postage prepaid and addressed (a) if to the Holder, at c/o TEK Ltd. 5 Dey Street, Piscataway, NJ 08854-4705, or at such other address as the Holder shall have furnished to the Company in writing, or (b) if to the Company, at 59 LaGrange Street, Raritan, NJ 08869, ATTN: Dave Bains, or at such other address as the Company shall have furnished to the Holder. Each such notice or other communication shall, for all purposes of this Note, be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

5. Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of New Jersey without reference to principles of conflict of law or choice of laws.

6. No Personal Liability. In no event shall any officer, director or shareholder of the Company be personally liable for any amount due hereunder.

                                        AMPLIDYNE, INC.
                                        By:
                                            ------------------------------------

                                        Name:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------

Agreed and Accepted:

Name:  John Lee

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------

                             NOTE PURCHASE AGREEMENT
                             Hye Joung "Jessica" Lee

      This NOTE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of August 25, 2004 by and among Amplidyne, Inc., a Delaware corporation (the "Company"), and the party executing this Agreement (such party hereinafter individually referred to as an "Investor").

                                 R E C I T A L S

      A. The Company requires an aggregate of $500,000 in funding (referred to herein as the "Bridge Amount").

      B. The Investor is willing to advance a portion of the Bridge Amount in exchange for the issuance of certain promissory notes evidencing such advance.

      NOW THEREFORE, the parties hereby agree as follows:

      1. PURCHASE AND SALE OF NOTE.

            1.4 Note Purchase. The undersigned Investor agrees to purchase from the Company, on or before August 15, 2004, one or more Promissory Notes in the form attached to this Agreement as Exhibit A ("Note") in the aggregate principal face amount of $50,000. This Agreement shall be effective as between a given Investor and the Company upon the execution and delivery hereof by such Investor and the Company. Simultaneously with the issuance of the Note, the Investor shall deliver or wire transfer immediately available funds of $50,000 as directed by the Company.

      2. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS. The Investor hereby represents and warrants to, and agrees with, the Company, that:

            2.1 Authorization. This Agreement constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor represents that he has full power and authority to enter into this Agreement.

            3.2 Purchase for Own Account. The Notes will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

            3.3 Disclosure of Information. The Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access.

            3.4 Investment Experience. Such Investor understands that the purchase of the Note involves substantial risk. Such Investor (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment in the Note and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

            3.5 Accredited Investor Status. Such Investor is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

            3.6 Restricted Securities. Such Investor understands that the Notes are characterized as "restricted securities" under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Investor understands that the Company is under no obligation to register any of the notes sold hereunder.

            3.7 No Solicitation. At no time was the Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

            3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Notes unless and until:

                  (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) such Investor shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Note in compliance with Rule 144 or Rule 144A; (ii) for any transfer of any Note by an Investor that is a partnership or a corporation to
(A) a partner of such partnership or shareholder of such corporation, (B) a retired partner of such partnership who retires after the date hereof, (C) the estate of any such partner or shareholder; or (iii) for the transfer by gift, will or intestate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 3 to the same extent as if the transferee were an original Investor hereunder.

            3.9 Legends. Such Investor understands and agrees that the Notes will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company's Certificate of Incorporation or Bylaws, or by any agreement between the Company and such Investor:

      t 18 0 (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      4. MISCELLANEOUS.

            4.1 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of New Jersey without reference to principles of conflict of laws or choice of laws.

Exhibit 10.5 - continued

            4.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            4.3 Notices. All notices and other communications required or permitted hereunder shall be in writing and may be delivered in person or by facsimile with confirmation of delivery, electronic mail, or courier, postage prepaid and addressed (a) if to the Investor, at 2 Hilltown Court, Plainsboro, NJ 08536 or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, at 59 LaGrange Street, Raritan, NJ 08869, ATTN: Dave Bains, or at such other address as the Company shall have furnished to the Holder. Each such notice or other communication shall, for all purposes of this Note, be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

            4.4 Amendments and Waivers. Any term of this Agreement and the Notes may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes representing at least a majority of the aggregate principal amount of the Notes at the time outstanding. Any amendment or waiver effected in accordance with this Section 4.4 shall be binding upon each holder of any Notes at the time outstanding, each future holder of such securities, and the Company.

            4.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

            4.6 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements with respect to such matters. This Agreement may be signed in one counterpart or several, and if more than one, then all counterparts, taken together, shall constitute the original.

            4.7 Other Agreements.Devendar Bains and Tarlochan Bains agree to devote their full business time and attention to the business of the Company for eight (8) years from the date hereof. In the event that either Devendar Bains or Tarlochan Bains must leave the employ of the Company for any reason, each agrees that, if requested by the Board of Directors of the Company, he will use his best efforts to find a qualified replacement for himself acceptable to the Board of Directors, and that he will not engage in a business competitive with the Company for a period of eight (8) years. Company Agrees to resolve open matters with its Transfer Agent and to reinstate its corporate charter in Delaware within four (4) weeks from May 25, 2004.

The Investor fully understands that the Note are speculative investments which involve a high degree of risk and possible loss of his entire investment. He fully understands the nature of the risks involved in purchasing the Note and he is qualified by my knowledge and experience to evaluate investments of this type. He has carefully considered the potential risks relating to the Company and purchase of the Note and the Securities. His advisors and he have had the opportunity to ask questions of, and receive answers from, representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company. His advisors and he have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, he has independently evaluated the risks of purchasing the Note and the Securities. The Investor further understands that if the Company does not raise the entire $500,000 contemplated in this Agreement, that there is no guarantee that the Company will survive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                 COMPANY                               INVESTOR

AMPLIDYNE, INC.                           Name: Hye Joung "Jessica" Lee

By:                                       By:
   --------------------------------          --------------------------------

Name:                                     Name:
                                                -----------------------------
Title:                                    Title:
      -----------------------------              ----------------------------


------------------------------------         -----------------------------------
Davendar Bains, as to Section 4.7            Tarlochan Bains, as to Section 4.7

      THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                 ---------------
                                 PROMISSORY NOTE
                                 (Jessica NOTE)

                                                             Raritan, New Jersey
$50,000                                                       August 25,  2004

1.    Principal

      a. For value received, Amplidyne, Inc. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to the order of Hye Joung Lee or holder (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of Fifty Thousand Dollars exactly ($50,000), without interest.

      b. The principal of this Note is due and payable immediately upon written demand for such payment; provided, however, that a demand cannot be made prior to December 31, 2004, unless the Company is in default of the Note Purchase Agreement between the Holder and the Company. This Note may be prepaid without penalty or premium, in whole or in part, at any time.

      c. Upon payment in full of all principal payable hereunder, this Note shall be surrendered to Company for cancellation.

2. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

3. Notices. All notices and other communications required or permitted hereunder shall be in writing and may be delivered in person or by facsimile with confirmation of delivery, electronic mail, or courier, postage prepaid and addressed (a) if to the Holder, at 2 Hilltown Court, Plainsboro, NJ 08536, or at such other address as the Holder shall have furnished to the Company in writing, or (b) if to the Company, at 59 LaGrange Steet, Raritan, NJ 08869, ATTN: Dave Bains, or at such other address as the Company shall have furnished to the Holder. Each such notice or other communication shall, for all purposes of this Note, be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

4.    Blank.

5. Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of New Jersey without reference to principles of conflict of law or choice of laws.

6. No Personal Liability. In no event shall any officer, director or shareholder of the Company be personally liable for any amount due hereunder.

                                        AMPLIDYNE, INC.

                                        By:
                                            ------------------------------------

                                        Name:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------

Agreed and Accepted:

Name:  Hye Joung "Jessica"  Lee

By:
   -------------------------------------